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                                                                   Exhibit 10.29



                                January 3, 2000



BioLynx.Com, Inc.                   Via Certified Mail, Return Receipt Requested
5617 Grissom Road
San Antonio, Texas 78238
Attn: Mr. Charles Pircher

     Re: Exercise of Conversion Rights on Subordinated Debenture

Dear Sirs:

     At this time, I wish to inform you of my decision to convert the entire remaining principal balance of the subordinated debenture into shares of the Company's common stock pursuant to paragraph 3.1. Enclosed, please find the originally executed copy of the debenture. At your earliest convenience, please issue stock certificates in my name for, by my calculation, 335,613 shares of common stock. Please call me to discuss the number of stock certificates to be issued. If you agree with my calculation of the number of shares to be issued, please execute this document and return a copy to me by facsimile.

     If you should have any questions, please do not hesitate to call.


                                            Sincerely,

                                            /s/ John D. Walker II

                                            John D. Walker II

Enclosure

cc:  Mr. Patrick E. Tolle           Via Regular Mail


BioLynx.Com, Inc.


/s/ Charles Pircher
______________________________________
Charles Pircher